UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2006



                           PROFILE TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-21151                 91-1418002
          --------                      -------                 ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

                 2 Park Avenue, Suite 201
                      Manhasset, NY                               11030
                      -------------                               -----
         (Address of principal executive offices)              (Zip Code)


                                  516-365-1909
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

     As previously reported, on April 4, 2005 Profile Technologies, Inc. (the "Company") began conducting an offering of 2,000,000 units (the "2005 Offering"), consisting of one share of common stock and a warrant to purchase one share of common stock at an exercise price of $0.75 per share (the "Units"). On December 5, 2005, the Company issued a supplement to the 2005 Offering, increasing the number of Units offered to 6,000,000 Units (the "Combined 2005 Offering"). The purchase price of each Unit is $0.50 for a total Combined 2005 Offering price of $3,000,000. The warrants are exercisable at any time prior to the fifth anniversary from the date of grant.

     As previously reported, the Company entered into various loan agreements with Murphy Evans, President, director, and a stockholder of the Company. On March 6, 2003, the Company's Board of Directors approved the Loan Amendment and Promissory Note (the "Amended Evans Loan") between the Company and Mr. Evans. The Amended Evans Loan provides Mr. Evans the opportunity to convert all or part of the Company's debt, and accrued interest thereto, into the Company's securities pursuant to any current offering of the Company's securities.

     Since September 30, 2005, as reported in the Company's Form 10-QSB filed on November 14, 2005, and as of January 12, 2006, the Company has sold an additional 414,000 Units and derived gross proceeds of $207,000 therefrom. Additionally, pursuant to the terms of the Amended Evans Loan, Mr. Evans exercised his conversion right and converted $228,500 of principal and accrued interest (the "Evans Conversion") of the Amended Evans Loan pursuant to the terms of the Combined 2005 Offering. Accordingly, the Company issued 577,000 Units in accordance with the Evans Conversion. The Units were offered, sold and issued only to "accredited investors," as that term is defined by Rule 501 of Regulation D. The additional net proceeds of $207,000 raised pursuant to the terms of the Combined 2005 Offering are expected to be used for working capital and general corporate purposes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Profile Technologies, Inc.

                                              By: /s/ Henry E. Gemino
                                              -----------------------
                                              Name: Henry E. Gemino
                                              Title: Chief Executive Officer &
                                              Chief Financial Officer
                                              January 19, 2006